UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2025

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
Las Vegas, Nevada
(Address of principal executive offices)

89193-8510

(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Southwest Gas Holdings, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on August 12, 2025 (the “Initial Form 8-K”), which described, among other matters, (i) that, as of August 11, 2025 (the “Closing Date”), the Company owns approximately 30.9% of the total outstanding shares of common stock of Centuri Holdings, Inc. (“Centuri”), par value $0.01 per share (“Centuri Common Stock”), due to the closing of both the Company’s sale of 17,250,000 shares of its holdings of Centuri Common Stock in an underwritten public offering (the “Offering”) and the Company’s sale of 1,573,500 shares of its holdings of Centuri Common Stock in a concurrent private placement (the “Private Placement”) on the Closing Date and (ii) that, as of the Closing Date and as a result of the Offering and the Private Placement, the Company no longer has a controlling financial interest in Centuri and has therefore determined to deconsolidate Centuri’s financial statements and results of operations from its consolidated financial statements effective as of the Closing Date (the “Deconsolidation”).

This Amendment amends and supplements the Initial Form 8-K, which is incorporated herein by reference, to include the unaudited pro forma consolidated balance sheet as of June 30, 2025, giving effect to the Deconsolidation as if it had occurred on June 30, 2025, and unaudited pro forma consolidated statements of operations for the six months ended June 30, 2025 and for the three years ended December 31, 2024, in each case giving effect to the Deconsolidation as if the Deconsolidation had occurred on January 1, 2022, as required by Item 9.01(b) of Form 8-K in connection with the Deconsolidation. No other amendments to the Initial Form 8-K are being made by this Amendment.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the unaudited pro forma combined financial statements of the Company, which reflect the Deconsolidation, are attached to this Amendment as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover Page formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

August 15, 2025	/s/ Catherine M. Mazzeo
Catherine M. Mazzeo
Senior Vice President/Chief Legal, Safety & Compliance Officer and Corporate Secretary